UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 18, 2014
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

The Company confirms its earnings per share guidance of $2.30 - $2.50 for calendar year 2014 as reflected and discussed in its second quarter 2014 earnings call and press release, which was furnished as an exhibit to its Current Report on Form 8-K dated July 30, 2014.

Item 8.01                                           Other Events

On August 18, 2014,  the U.S. Food and Drug Administration (the “FDA”) posted its decision on the docket it opened on January 15, 2014  concerning potential label carve outs proposed by filers for a generic form of Precedex™.  The docket is located at http://www.regulations.gov/#!docketBrowser;rpp=25;po=0;D=FDA-2014-N-0087.  Based on this decision, the FDA has approved applications for generic Precedex™ products and appears poised to grant additional generic applications.

On August 19, 2014, Hospira filed against the FDA a lawsuit in federal court, Hospira v Burwell, et al. Case 8:14-cv-02662-GLH in the United States District Court for the District of Maryland, challenging the FDA’s decision as set forth above.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s operations.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control, which may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including without limitation, additional actions by or requests from the FDA and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference.  The Company undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: August 19, 2014	/s/ ROYCE BEDWARD
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary